                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                            0-19907                  48-1109495
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(State or other jurisdiction            (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)

     224 East Douglas, Suite 700, Wichita, KS                        67202
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     (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
            ---------------------------------------

            On May 26, 2004, Lone Star Steakhouse &Saloon,  Inc., a Delaware
corporation  (the  "Company")  issued a press  release  announcing a mid-quarter update for the first eight weeks of the Company's second quarter.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.   Exhibits
            -----------   --------

            99.1          Press Release dated May 27, 2004.

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: May 27, 2004                      By:    /s/ John D. White
                                                --------------------------------
                                         Name:  John D. White
                                         Title: Executive Vice President